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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 13, 2007


                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                  000-21531                 05-0376157
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)

                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)

                     (860) 779-2800 (Registrant's Telephone
                          Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
            Year.

On September 13, 2007, the Board of Directors of United Natural Foods, Inc. (the "Company") approved amendments to Section 1.9 of the Company's Amended and Restated Bylaws (the "Bylaws") to change the voting standard for the election of directors in uncontested elections from a plurality to a majority of the votes cast with respect to that director. A majority of the votes cast means that the number of shares voted "for" a director must exceed the number of votes cast against that director. In contested elections (or elections in which the number of nominees exceeds the number of directors to be elected), directors will continue to be elected by a plurality of the shares represented in person or by proxy at the meeting and entitled to vote on the election of directors. In addition, if a nominee who already serves as a director is not elected, the director must offer to tender his or her resignation to the Board of Directors. The Nominating and Governance Committee of the Board of Directors will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Nominating and Governance Committee's recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.

The amendment to the Bylaws is effective as of September 13, 2007, and the Bylaws, as amended, are attached as Exhibit 3.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

            (a)   Financial Statements of Businesses Acquired: Not Applicable

            (b)   Pro Forma Financial Information: Not Applicable

            (c)   Shell Company Transactions: Not Applicable

            (d)   Exhibits.

                  Exhibit No.   Description
                  -----------   -----------

                       3.1 Amended and Restated Bylaws of United Natural Foods, Inc., a Delaware Corporation, as amended on September 13, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              UNITED NATURAL FOODS, INC.


                              By: /s/ Mark E. Shamber
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                                  Mark E. Shamber
                                  Vice President and Chief Financial Officer

                              Date:  September 19, 2007